UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2023

WINVEST ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40796	86-2451181
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

125 Cambridgepark Drive, Suite 301

Cambridge, Massachusetts

02140

(Address of principal executive offices)

Registrant’s telephone number, including area code: (617) 658-3094

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, one redeemable Warrant, and one right	WINVU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	WINV	The Nasdaq Stock Market LLC
Warrants to acquire 1/2 of a share of Common Stock	WINVW	The Nasdaq Stock Market LLC
Rights to acquire one-fifteenth of one share of Common Stock	WINVR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Promissory Note

As disclosed in the definitive proxy statement filed by WinVest Acquisition Corp. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on November 13, 2023 (the “Proxy Statement”), relating to a special meeting of stockholders (the “Extension Meeting”), WinVest SPAC LLC, the Company’s sponsor (the “Sponsor”), agreed that if the Extension Amendment Proposal (as defined below) was approved at the Extension Meeting, it or one or more of its affiliates, members or third-party designees would lend to the Company up to $330,000 to be deposited into the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”).

On November 30, 2023, the stockholders of the Company approved the Extension Amendment Proposal at the Extension Meeting. Accordingly, on December 13, 2023, the Company issued an unsecured promissory note in the principal amount of $330,000 (the “Note”) to the Sponsor, pursuant to which the Sponsor agreed to loan to the Company up to $330,000 in connection with the extension of the date (the “Termination Date”) by which the Company must consummate an initial business combination (“Business Combination”). The Note does not bear interest and matures upon the earlier of (a) the closing of a Business Combination and (b) the Company’s liquidation. In the event that the Company does not consummate a Business Combination, the Note will be repaid only from amounts remaining outside of the Trust Account, if any.

The Company has caused $55,000 to be deposited into the Trust Account in connection with the first drawdown under the Note pursuant to the extension of the Termination Date to January 17, 2024 (the “Charter Extension Date”), and will cause an additional $55,000 to be deposited into the Trust Account for each subsequent Extension (as defined below) that is needed by the Company to complete a Business Combination. Such amounts will be distributed either to: (i) all of the holders of shares of the Company’s common stock, par value $0.0001 per share, issued as part of the units sold in the IPO (the “Public Shares”) upon the Company’s liquidation or (ii) holders of Public Shares who elect to have their shares redeemed in connection with the consummation of a Business Combination.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Trust Agreement Amendment

At the Extension Meeting, the Company’s stockholders approved a proposal (the “Trust Amendment Proposal”) to amend the Investment Management Trust Agreement (the “Trust Agreement”), dated as of September 14, 2021, by and between the Company and Continental Stock Transfer and Trust Company (“Continental”), to extend the date on which Continental must liquidate the Trust Account (the “Liquidation Date”) from December 17, 2023 to January 17, 2024, and to allow the Company, without another stockholder vote, to further extend the Liquidation Date up to five times, for up to an additional one month each time, from January 17, 2024 to June 17, 2024, by causing $55,000 to be deposited into the Trust Account for each such extension (the “Trust Agreement Amendment”). On December 14, 2023, the Company and Continental entered into the Trust Agreement Amendment.

The foregoing description of the Trust Agreement Amendment is a summary only and is qualified in its entirety by reference to the full text of the Trust Agreement Amendment, a copy of which is attached as Exhibit 10.2 hereto and is incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Extension Meeting, the Company’s stockholders approved an amendment to the Company’s amended and restated certificate of incorporation, as amended (the “Certificate of Incorporation,” and such amendment, the “Extension Amendment”), to extend the Termination Date from December 17, 2023 (the “Current Termination Date”) to the Charter Extension Date, and to allow the Company, without another stockholder vote, to elect to extend the Termination Date on a monthly basis for up to five times by an additional one month (or such shorter period as may be requested by the Sponsor) each time (each, an “Extension”) after the Charter Extension Date, by resolution of the Company’s board of directors, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until June 17, 2024, or a total of up to six months after the Current Termination Date, unless the closing of the Company’s Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”). Following stockholder approval of the Extension Amendment Proposal at the Extension Meeting, on December 14, 2023, the Company filed the Extension Amendment with the Delaware Secretary of State.

The foregoing description of the Extension Amendment is a summary only and is qualified in its entirety by reference to the full text of the Extension Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On December 14, 2023, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein, announcing the approval by stockholders of the Extension Amendment Proposal and the Trust Amendment Proposal, the issuance of the Note and the extension of the Termination Date.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Extension Amendment to Amended and Restated Certificate of Incorporation
10.1	Promissory Note, dated December 13, 2023, between the Company and the Sponsor
10.2	Amendment No. 2 to Investment Management Trust Agreement, dated September 14, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee
99.1	Press Release, issued December 14, 2023 (furnished pursuant to Item 7.01)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 14, 2023

WINVEST ACQUISITION CORP.

By:	/s/ Manish Jhunjhunwala
Name:	Manish Jhunjhunwala
Title:	Chief Executive Officer and Chief Financial Officer